AMENDMENT TO THE 2006 INCENTIVE AWARD PLAN
OF
LANDMARK APARTMENT TRUST, INC.
(Adopted on June 25, 2015)

This Amendment (“Amendment”) to the 2006 Incentive Award Plan of Landmark Apartment Trust, Inc. (formerly known as Landmark Apartment Trust of America, Inc.), as amended and restated effective May 13, 2014 (the “Plan”), is adopted as of this 25th day of June, 2015. All capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Plan.
WHEREAS, the Administrator and the Board have adopted and approved this Amendment to the Plan for the sole purpose of extending the duration of the Plan to June 30, 2035.
1.Amendment.    The last sentence of Section 11.2 of the Plan is hereby deleted, in its entirety, and replaced with the following:
“No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after June 30, 2035.”

2.Full Force and Effect. Except as expressly modified by this Amendment, the terms and provisions of the Plan remain in full force and effect.

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